Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Frontegra IronBridge SMID Fund

Frontegra New Star International Equity Fund

Supplement dated November 12, 2008 to the

Prospectuses and Statement of Additional Information dated October 31, 2008

The special meeting of shareholders of Frontegra Funds, Inc. (the “Corporation”) that was adjourned until November 7, 2008 with respect to the Frontegra Columbus Core Plus Fund (“Core Plus Fund”), Frontegra IronBridge SMID Fund (“SMID Fund”) and Frontegra New Star International Equity Fund (“International Equity Fund”) was again adjourned until November 14, 2008 with respect to the SMID Fund.

At the meeting on November 7, 2008, it was reported that the Core Plus Fund and International Equity Fund each received sufficient shareholder votes to approve the proposals relating to the approval of a new investment advisory agreement between the Corporation and Frontegra Asset Management, Inc. (the “Adviser”), the investment adviser to the Frontegra Funds, and the approval of new subadvisory agreements between the Adviser and the applicable subadviser.  Accordingly, the information in the Supplement dated October 31, 2008 to the Prospectuses and Statement of Additional Information dated October 31, 2008 that temporarily replaced information relating to the Core Plus Fund and International Equity Fund is no longer applicable.